
NASDAQ:CNAT

Conatus
Pharmaceuticals

Overview/Update

September 2, 2014

Forward-looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, and future results of current and anticipated products are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These known risks and uncertainties are described in detail in our filings made with the Securities and Exchange Commission from time to time. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.

All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

Conatus Pharmaceuticals

Conatus Pharmaceuticals

Treating the full spectrum of liver disease

- Development-stage biotechnology company (NASDAQ:CNAT)
- Lead Compound: Emricasan (IDN-6556)
  - First-in-class, orally active pan-caspase protease inhibitor
    - Activity addresses key drivers of liver disease
  - Mechanism of action indifferent to insult
    - Viral infection, alcohol, obesity, and autoimmune diseases all increase caspase activity leading to liver damage
  - Proprietary technology with long-term patent protection
- Balanced approach to drug development
  - Five ongoing Phase 2 clinical trials in liver disease
  - Multiple clinical readouts expected over next 6-12 months


CNAT



Conatus Pharmaceuticals

Attractive Commercial Opportunities

Prevalence estimates in US + Big 5 EU

- Acute-on-Chronic Liver Failure (ACLF)
- Post Liver Transplant HCV Clearance with Unresolved Fibrosis (POLT-HCV-SVR)
- Autoimmune Hepatitis

- Chronic Liver Failure (Liver Cirrohsis, LC; and Portal Hypertension,PH)
- HCV-SVR + Cirrhosis
- Non-Alcoholic Steatohepatitis (NASH)

- Non-Alcoholic Fatty Liver Disease (NAFLD)
- Alcoholic Hepatitis



<½ MILLION PATIENTS
~ 35 MILLION PATIENTS
~ 160 MILLION PATIENTS

- Overall, chronic liver diseases cause ~32,000 deaths per year in the US[1] and ~170,000 deaths per year in the EU[2]

[1]U.S. Centers for Disease Control and Prevention [2]World Health Organization

Conatus Pharmaceuticals


Conatus

Conatus Pharmaceuticals

MoA and Preclinical Data

Caspase Activation Drives Two Pathways


Various Insults
• Infections
• Obesity
• Alcohol-related conditions
• Autoimmune disorders
APOPTOTIC CASPASE ACTIVATION
ACTIVATED CASPASES
2 | 3 | 6 | 7 | 8 | 9 | 10
Measured as serum cCK18
INFLAMMATORY CASPASE ACTIVATION
ACTIVATED CASPASES
1 | 4 | 5
Measured as serum ALT
Excessive Apoptosis
Plus Excessive Inflammation
Liver Fibrosis
Cirrhosis/Failure

Conatus Pharmaceuticals

Liver Disease: Various Insults – One Drug


Various Insults
• Infections
• Obesity
• Alcohol-related conditions
• Autoimmune disorders
APOPTOTIC CASPASE ACTIVATION
ACTIVATED CASPASES
2 | 3 | 6 | 7 | 8 | 9 | 10
Measured as serum cCK18
INFLAMMATORY CASPASE ACTIVATION
ACTIVATED CASPASES
1 | 4 | 5
Measured as serum ALT
EMRICASAN
Rapid and sustained reductions in elevated biomarkers of apoptosis and inflammation

Conatus Pharmaceuticals

Emricasan Reduces Key Activators of Liver Disease

- Caspase-driven apoptosis releases highly pro-inflammatory microparticles
  - Measured as elevated caspase-cleaved cytokeratin-18 (cCK18) in serum by a commercial laboratory test
- Increased inflammation exacerbates insult to liver
  - Higher cCK18 levels linked to greater severity of liver disease
- Emricasan reduces apoptosis and microparticle production
  - Confirmed by reduction of elevated cCK18 levels


Emricasan
X
X
Hepatocytes undergoing apoptosis
X
cCK18 levels are a measure of circulating microparticles

David McCarthy, Gut May 2008 57 (5)

Active in Preclinical Liver Disease Models

Emricasan treatment improves liver histology

- Reduces hepatic injury and liver fibrosis in a model of cholestatic liver disease


Control
Emricasan

- Inhibits apoptosis, fibrosis and inflammation in a model of NASH


Control
Emricasan

- Resolves hepatic steatosis and improves metabolic parameters in a model of NAFLD


Control
Emricasan


Reduced Insulin Levels and Insulin Resistance
HFD Placebo
HFD Treated

Conatus Pharmaceuticals

Clinical Programs

Emricasan Clinical Experience to Date

Studied in 550+ patients

- Eight Phase 1 trials conducted in the US, EU and Asia
  - Healthy volunteers and patients with organ impairment
- Four randomized, placebo-controlled Phase 2 trials conducted in the US and EU
  - Included patients with liver diseases due to a variety of causes
    - Early emphasis on HCV non-responders
- Clinically relevant results
  - Reproducible reductions in elevated biomarkers of inflammation (ALT) and apoptosis (cCK18)

Conatus Pharmaceuticals

Emricasan Phase 2 Study Results

- Statistically significant, rapid and sustained reductions in elevated ALT and cCK18
- Use of ALT in clinical trials:
  - Elevation at baseline: identifies patients with liver disease and ongoing inflammation
  - Reduction in elevated levels: primary endpoint in completed Phase 2 studies
- Use of cCK18 levels in clinical trials:
  - Reduction in elevated levels: key liver disease biomarker of apoptosis in ongoing and planned studies

Change in ALT (Mean ± SEM[1]) from Baseline following BID dosing with Emricasan in subjects with HCV


Dosing Period
ULN²
P < 0.0001 for all doses vs placebo
Visit
Treatment: Placebo Emricasan 5mg BID
(1) Standard error of the mean
(2) Upper limit of normal for males

Change in cCK18 from Baseline Following BID dosing in Patients with HCV


Day 1: Pre Dose
Day 1: 3h Post Dose
Week 10 Pre Dose
** P< 0.001
275 U/L †
† Mean level measured by Conatus in healthy subjects
0
100
200
300
400
500
600
Placebo
5 mg BID
25 mg BID
50 mg BID
Dose Groups

cCK18 Across the Spectrum of Liver Disease

Regardless of insult, cCK18 (M30) levels are elevated

Patients with chronic HCV


Serum apoptotic cytokeratin 18 neoepitopes [U/L]
1600
1400
1200
1000
800
600
400
200
0
Healthy controls
No fibrosis
Fibrous portal expansion
Bridging fibrosis
Cirrhosis
Patients with chronic hepatitis C

Kronenberger, B *et al.* J Viral Hepatitis 2004;12:307-314

Patients with Chronic Liver Disease (mixed etiology)


M30 (U/L)
800
600
400
200
0
Control
F 0-1
F 2-4
F 5-6

Joka, D *et al.* Hepatology 2012;55:455-464

Conatus Pharmaceuticals

The Spectrum of Liver Disease



NORMAL
Various Insults
NAFLD
147 Million[1]
NASH
25 Million[1]
INFLAMMATION
POLT-HCV-SVR
47,500[2]
NASH + Fibrosis
8 Million[3]
FIBROSIS
NASH + Cirrhosis
1.2 Million[3]
HCV-SVR + Cirrhosis
1.7 Million[4]
AH
13 Million[5]
AIH
83,000[6]
CLF
774,000[7]
COMPENSATED CIRRHOSIS
Liver Cirrhosis
Portal Hypertension
DECOMPENSATED CIRRHOSIS
ACLF
226,000[7]
LIVER FAILURE
HCV-RELATED LIVER TRANSPLANTATION
2,600/yr[8]
Current Emricasan Trials
ACLF Acute-on-Chronic Liver Failure
AH Alcoholic Hepatitis
AIH Autoimmune Hepatitis
CLF Chronic Liver Failure
HCV Hepatitis C Virus
NAFLD Non-Alcoholic Fatty Liver Disease
NASH Non-Alcoholic Steatohepatitis
POLT Post Orthotopic Liver Transplant
SVR Sustained Viral Response
AFFLICTED POPULATION
DISEASE SEVERITY

Prevalence estimates are for US + Big 5 EU based on general population statistics and specific references: [1]Pascale 2010; Vernon 2011. [2]Poordad 2014; Company-commissioned report 2012. [3]Pascale 2010. [4]Rajendra 2007; WHO 2014. [5]Basra 2011. [6]Freese 2002; Gleeson 2011. [7]Moreau 2013. [8]Adam 2003; OPTN 2011; ELTR 2012.

Conatus Pharmaceuticals

Emricasan: Keys Measures of Activity

NAFLD / NASH

Biomarkers
- ALT
- cCK18

Metabolic status
- HOMA-IR

POLT-HCV-SVR

Biomarkers
- cCK18

Biopsy findings
- Ishak Fibrosis Score
- Knodell Score
- NAS Score

Liver Cirrhosis

Biomarkers
- cCK18

Functional status
- MELD Score
- Components of MELD
- Child-Pugh Status

Portal Hypertension

Biomarkers
- cCK18

Functional status
- HVPG

ACLF

Pharmacokinetics

Biomarkers
- cCK18
- IL-18

Functional status
- Components of MELD


NORMAL
Various Insults
INFLAMMATION
FIBROSIS
COMPENSATED CIRRHOSIS
DECOMPENSATED CIRRHOSIS
LIVER FAILURE
HCV-RELATED LIVER TRANSPLANTATION
AFFLICTED POPULATION
DISEASE SEVERITY

Clinical Trials in Patients with Cirrhosis

Halting the progression of disease that leads to liver failure

- Three separate trials in patients with liver cirrhosis
  - Phase 2 trial in liver cirrhosis patients with MELD Score 11-18 (LC)
  - Phase 2 trial in liver cirrhosis patients with portal hypertension (PH)
  - Phase 2b trial in liver cirrhosis patients with acute exacerbations (ACLF)
- Published data suggests that cCK18 levels rise with higher MELD and/or Child-Pugh scores and may be associated with mortality
  - Potential predictor of severity of cirrhosis regardless of whether the patient has acute or chronic decompensation
- New trials in Liver Cirrhosis and Portal Hypertension include patients with less severe disease than ACLF patients
  - Studies will support prioritization of our Phase 3 development opportunities

Conatus Pharmaceuticals

Liver Cirrhosis (LC) Phase 2

Need: Stabilize or improve organ function

- ~80 patients, 3-month double-blind, placebo-controlled, followed by 3-month open-label phase
- Efficacy variable - primary
  - Change from Baseline in cCK18
- Efficacy variables - secondary
  - Change from Baseline MELD Score and its components
  - Change in Child-Pugh Status
  - Change from Baseline in various Biomarkers
- Trial initiated September 2014



Screening Phase
Screen
Day -14 – Day 0
RANDOMIZATION
Treatment Phase
Double Blind
Open Label
Emricasan 25 mg BID N=40
Emricasan 25 mg BID
Placebo BID N=40
Emricasan 25 mg BID
Day 1
Month 3
Month 6
Follow-Up Phase
Follow-Up
Month 7

Phase 2 trial results expected 2H15

Conatus Pharmaceuticals

Portal Hypertension (PH) Phase 2

Need: Reduce portal hypertension and its consequences

- ~20 subjects, 28-day open-label pilot study
- Efficacy variables - primary
  - Change from Baseline in cCK18 and HVPG
- Efficacy variables - secondary
  - Change from Baseline in biomarkers of cell death and inflammation
  - Change from Baseline MELD Score
  - Change from Baseline in Child-Pugh Status
- Efficacy variable - exploratory
  - Transient elastography
- Trial initiated September 2014



Screening Phase
Treatment Phase
Follow-Up Phase
Screen
Emricasan: 25 mg BID N=20
Follow-Up
Day -7 – Day 0
Day 1
Day 28
Day 56

Phase 2 trial results expected 3Q15

Open-label study may allow interim data evaluations

ACLF Phase 2b

Need: Rescue from potentially catastrophic, exacerbating event

- ~60 subjects, 28-day double-blind, placebo-controlled PK/PD study
- Objective
  - Identify dose for future trials
- Efficacy variables – exploratory
  - Change from Baseline in organ function (e.g., creatinine, bilirubin, INR)
  - Change from Baseline in biomarkers (ALT, cCK18, Caspase 3/7, IL-18)
  - Time to clinical worsening (TTCW)
- Trial initiated September 2013



Screening Phase
Screen
RANDOMIZATION
Treatment Phase
Emricasan: 5 mg BID N=15
Emricasan: 25 mg BID N=15
Emricasan: 50 mg BID N=15
Placebo BID N=15
Day 1
M1 / Day 28
Follow-Up Phase
Follow-Up
M2
M3 & M6

Phase 2b trial results sufficient to inform on Phase 3 opportunity expected by end of 2014

Conatus Pharmaceuticals

POLT-HCV-SVR Phase 2b

Need: Stabilize/reverse fibrosis and its consequences

- ~60 subjects, 2-year double-blind, placebo-controlled sponsor-open study
- Efficacy variables - primary
  - Change from Baseline in fibrosis using the Ishak Fibrosis Score
- Efficacy variables - secondary
  - Change from Baseline in necro-inflammatory sub-score
  - Change from Baseline in biomarkers of cell death and inflammation
  - To assess safety and tolerability
- Subjects are post transplant HCV cleared with antivirals
  - Fibrosis remains, differing types
  - Steatosis common



Screening Phase
RANDOMIZATION
Treatment Phase
Follow-Up Phase
Screen
Emricasan: 25 mg BID N=40
Placebo BID N=20
Follow-Up
Screening Bx
1 Yr Bx
2 Yr Bx
Wk -6 to Day 0
Day 1 - - M6 - - M12 - - - - - - - M24
4 Wk

Initial interim results expected in 1H15

Conatus Pharmaceuticals

What Does Fibrosis Look Like in Humans?

HCV and NASH fibrosis are different types

- ISHAK scoring system is validated for fibrosis due to viral hepatitis but not for fibrosis due to NASH
  - Reason for current discussions regarding fibrosis endpoints in NASH

Histological Aspects

Etiology related to fibrosis degree and patterns

Etiology	HBV	HCV	AIH	NASH	ASH	PBC	PSC	HHC	WD	CVOO
Fibrosis ranking[*13]	3	3	3	NA	1	2	2	NA	NA	NA
Regression or remodel evidence[15]	++	++	+	++	+	+		[illegible]	+	NA
Centrizonal or sinusoidal fibrosis prominent pattern			+/	++	+++					+++
Portal-based fibrosis prominent pattern	++	++	++			++	++	++	+	

Fibrosis ranking on explanted liver, 1= most fibrosis, 3= least fibrosis;
AIH= autoimmune hepatitis; NASH= nonalcoholic steatohepatitis;
ASH= alcoholic steatohepatitis; PBC= primary biliary cirrhosis;
PSC= primary sclerosing cholangitis; HHC= hereditary hemochromatosis;
WD= Wilsons disease; CVOO= primary types of chronic venous outflow obstruction

NASH: Centrizonal Fibrosis with focal dense scarring



Portal-based Fibrosis: Chronic Hepatitis



Modified from Linda Ferrel, M.D. presentation on "Update on Staging of Fibrosis and Cirrhosis" at
http://www.ucsfcme.com/2013/MAP1301A/slides/13FerrellLiverUpdateOnStagingOfFibrosisAndCirrhosis.pdf

Treating HCV and NASH Fibrosis

POLT-HCV-SVR study will measure activity against both types

- Subset of Post-HCV-SVR liver histology expected to show fibrosis due to both HCV infection and steatosis

NASH and HCV

Centrizonal and Periportal fibrosis



Modified from Linda Ferrel, M.D. presentation on "Update on Staging of Fibrosis and Cirrhosis" at http://www.ucsfcme.com/2013/MAP1301A/slides/13FerrellLiverUpdateOnStagingOfFibrosisAndCirrhosis.pdf

Conatus Pharmaceuticals

Nonalcoholic Steatohepatitis (NASH)

An emerging large market opportunity

- Preclinical studies suggest compelling therapeutic potential for emricasan in NASH
- Designing clinical trials to track fibrosis in NASH patients is currently a challenge
  - Fibrosis progression rate not well characterized
  - Data from longitudinal patient databases not yet available
  - Some insight may come from ongoing studies
- NASH regulatory pathway still being defined

NEED: Prevent or delay progression of fibrosis to cirrhosis

Conatus Pharmaceuticals

NAFLD/NASH Phase 2

Need: Confirm dose for future studies once regulatory path is defined

- ~40 subjects, 28-day double-blind, placebo-controlled
- Objectives
  - Confirm safety and tolerability in target population
- Efficacy variables - primary
  - Change from Baseline in ALT
- Efficacy variables - secondary
  - Change from Baseline in cCK18
  - Change from Baseline in additional biomarkers of cell death and inflammation
  - Change from Baseline in HOMA-IR
- Trial initiated March 2014



Screening Phase
Screen
RANDOMIZATION
Treatment Phase
Emricasan: 25 mg BID N=20
Placebo BID N=20
Day 1
M1 / Day 28
Follow-Up Phase
Follow-Up
M2

Phase 2 trial results expected 1Q15

Conatus Pharmaceuticals

NASH: Patient Populations and Measures of Activity

Conatus approach to NASH is embedded in clinical studies

- **NAFLD and NASH**
  - Biomarkers (i.e., ALT, cCK18), metabolic panels (i.e., HOMA), Transient elastography, NAFLD Activity Score (NAS)
- **NASH with fibrosis**
  - All of the above plus:
    - Fibrosis component of NAS, Ishak fibrosis score, morphometric quantitative collagen
- **NASH with compensated cirrhosis**
  - All of the above plus:
    - Hepatic Venous Pressure Gradient (HVPG)
    - Liver function tests (i.e., bilirubin, INR)
- **NASH with decompensated cirrhosis**
  - All of the above plus:
    - Clinical outcomes

	NAFLD/ NASH	POLT-HCV-SVR	PH	LC	ACLF
NAFLD and NASH	✓				
NASH with fibrosis		✓			
NASH with compensated cirrhosis			✓	✓	
NASH with decompensated cirrhosis				✓	✓

Conatus Pharmaceuticals

Emricasan Clinical Development

Target Population	Preclinical	Phase 1	Phase 2	Phase 3	Next Milestone
Acute-on-Chronic Liver Failure (ACLF)					Phase 2b trial results expected 4Q14
Liver Cirrhosis (LC)					Phase 2 trial interim results expected 2H15
Portal Hypertension (PH)					Phase 2 trial results expected 3Q15
Post Liver Transplant HCV Clearance with Unresolved Fibrosis (POLT-HCV-SVR)					Phase 2b initial interim results expected 1H15
NAFLD/NASH					Phase 2 trial results expected 1Q15

Also supporting pilot clinical study funded by National Institute on Alcohol Abuse and Alcoholism in patients with severe alcoholic hepatitis

Conatus Pharmaceuticals

Conatus Pharmaceuticals

Treating the full spectrum of liver disease



CNAT

- Emricasan: first-in-class, oral pan-caspase protease inhibitor
  - Addressing the key underlying drivers of liver disease
  - Mechanism of action indifferent to insult
    - Viral infection, alcohol, obesity, and autoimmune diseases all increase caspase activity leading to liver damage
- Clinical development across multiple liver diseases
  - Numerous data readouts expected over next 6-12 months
  - Activity in NASH is imbedded in multiple clinical studies
- Proprietary technology with long-term patent protection
  - 2028 in key global markets plus potential extensions
- Experienced management team with extensive drug development experience



Conatus Pharmaceuticals


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Home > Contact Us
San Diego, CA 92127
Email: info@conatuspharma.com
Alan R. Engbring
Executive Director, Investor Relations and Corporate Communications
Phone 858 376 2637

Conatus Pharmaceuticals

For More Information

www.conatuspharma.com